INVESCO VALUE TRUST

                Supplement to Statement of Additional Information
                              dated January 1, 1999


The section of the above Statement of Additional Information entitled "Fund Performance" is amended to (1) delete the chart in the first paragraph in its entirety, and (2) substitute the following chart in its place:

Portfolio                                     1 Year            5 Years          10 Years
INVESCO Intermediate Government Bond Fund      7.92%              5.47%             7.73%
INVESCO Total Return Fund                      6.02%             13.72%            13.41%
INVESCO Value Equity Fund                    (1.06%)             14.61%            13.71%

The date of this Supplement is January 11, 1999.